First M&F Corp. Investor Information
CONTACT:	John G. Copeland
EVP & Chief Financial Officer
(662) 289-8594

April 19, 2010

FOR IMMEDIATE RELEASE

First M&F returns to profitability

KOSCIUSKO, Miss. - First M&F Corp. (NASDAQ: FMFC) reported a profit today for the first quarter ended March 31, 2010 of $853,000.  Net income allocated to common shareholders was $413,000 or $0.05 basic and diluted earnings per share compared to a loss of $27.089 million or ($2.99) basic and diluted earnings per share for the first quarter of 2009. Hugh S. Potts, Jr., CEO and Chairman of the Board, commented, “While first quarter earnings are modest compared to the levels of 2006 and 2007, it is gratifying to report a return to positive earnings territory.   After absorbing the brunt of the Great Recession of 2007-2009, to return to profitability is encouraging.”

Net Interest Income

Net interest income was down by 5.09% compared to the first quarter of 2009, with the net interest margin decreasing to 3.16% on a tax equivalent basis in the first quarter of 2010 as compared to 3.33% in the first quarter of 2009. The most significant contributor to the decrease in net interest income and the squeeze in the margin was the changing balance sheet mix as average loans fell and were replaced by a lower yielding mix of assets. Lower loan yields in the continuing low-rate environment and the higher level of average non-performing assets were secondary contributors.  The net interest margin for the fourth quarter of 2009 was 3.28% as compared to 3.40% for the third quarter of 2009 and 3.16% for the second quarter of 2009. Loan yields decreased to 5.90% in the first quarter of 2010 from 6.01% in the first quarter of 2009. Loan yields also decreased from the fourth quarter of 2009 to the first quarter. Average total loans were $1.068 billion for the first quarter of 2010 as compared to $1.103 billion for the fourth quarter of 2009 and $1.174 billion during the first quarter of 2009. Loans decreased by $15.911 million in the first quarter of 2010 and fell by $40.768 million in the fourth quarter of 2009.  Deposit costs decreased in the first quarter of 2010 from the fourth quarter of 2009 continuing a trend in declining deposit costs dating back to the fourth quarter of 2007 as costs reflected Fed rate cuts through the fourth quarter of 2008 and the low-rate environment since then. Deposit costs were 1.80% in the first quarter of 2010 as compared to 2.30% in the first quarter of 2009. Deposits fell by $14.265 million, or 1.03% during the first quarter of 2010. Management plans to continue to focus on core deposit growth for 2010 to offset the influence that the low rate environment may have on the net interest margin. Loans as a percentage of assets were 64.22% at March 31, 2010 as compared to 69.38% at March 31, 2009 and 63.64% at December 31, 2009. Loans fell by 9.30% since the first quarter of 2009 while deposits grew by 4.63%.

Non-interest Income

Non-interest income, excluding securities transactions and other-than-temporary impairment on securities, for the first quarter of 2010 was down 7.46% compared to the first quarter of 2009, with deposit-related income down by 1.67% and mortgage income down by 6.79%.  Insurance agency commissions were down by 7.52%.

A major part of non-interest income is from deposit sources. Deposit revenues, although slightly down overall, continue to be supported by debit card fee income, which increased by 13.07% in the first quarter of 2010 over 2009.  The drop in overall deposit revenues was due to a fall off in overdraft fee income, which decreased by 5.27% as the volume of overdrafts fell.

Including securities gains and losses and impairments, non-interest income was up 8.00% over the year ago quarter.

Non-interest Expenses

Non-interest expenses excluding goodwill impairment and intangible asset amortization and impairment were down by 3.35% in the first quarter of 2010 as compared to the first quarter of 2009 in spite of a large increase in FDIC insurance assessments.  Salaries and benefits were down by 4.71% as cost control and efficiency initiatives begun in the fourth quarter of 2009 took effect.

Credit Quality

Annualized net loan charge-offs as a percent of average loans for the first quarter of 2010 were 1.99% as compared to 1.13% for the same period in 2009. Non-accrual and 90-day past due loans as a percent of total loans were 4.21% at the end of the first quarter of 2010 as compared to 4.63% at the end of the 2009 quarter

The allowance for loan losses as a percentage of loans was 2.01% at March 31, 2010 as compared to 3.59% at March 31, 2009. The provision for loan losses decreased to $2.280 million in the first quarter of 2010 from $19.840 million in the first quarter of 2009.  Mr. Potts commented, “Asset quality measures are stabilizing and/or improving.  There remain credit issues; the cycle has not run its course.  The economy has not come close to full recovery, real estate values have not materially improved; however, there is reasonable cause for encouragement.”

Balance Sheet

Total assets at March 31, 2010 were $1.623 billion as compared to $1.663 billion at the end of 2009 and $1.639 billion at March 31, 2009. Total loans held to maturity were $1.042 billion compared to $1.058 billion at the end of 2009 and $1.149 billion at March 31, 2009. Deposits were $1.374 billion compared to $1.388 billion at the end of 2009 and $1.313 billion at March 31, 2009. Total capital was $104.836 million, while common equity was $75.936 million or $8.37 in book value per share at March 31, 2010.

Conclusion

“We believe all elements of recovery are in place,” said Mr. Potts.  “The pace will be pushed by the M&F team, within the context of overall recovery and reasonable risk management.  We intend to grow in specific segments of a broader economy and have strategies to that end.”

In conclusion Mr. Potts said, “There were extraordinary elements in the first quarter both in revenue and expense.  The year of 2010 should be a much improved year.  The recovery of M&F will not be achieved in a quarter or even a year; but, the journey to a new and profitable “normal” has begun.”

About First M&F Corporation

First M&F Corp., the parent of M&F Bank, is committed to proceed with its mission of making the mid-south better through the delivery of excellence in financial services to 33 communities in Mississippi, Alabama, Tennessee and Florida.

Caution Concerning Forward-Looking Statements

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in economic, business, competitive, market and regulatory factors. More detailed information about those factors is contained in First M&F Corporation's filings with the Securities and Exchange Commission.

First M&F Corporation
Condensed Consolidated Statements of Condition (Unaudited)
(In thousands, except share data)

	March 31	December 31	March 31
	2010	2009	2009
Cash and due from banks	37,834	42,446	35,992
Interest bearing bank balances	82,126	84,810	14,985
Federal funds sold	42,000	70,000	54,900
Securities available for sale (cost of
$285,849, $280,470 and $280,687)	289,354	284,550	285,752
Loans held for sale	8,698	10,266	6,066

Loans	1,042,429	1,058,340	1,149,252
Allowance for loan losses	21,115	24,014	41,506
Net loans	1,021,314	1,034,326	1,107,746

Bank premises and equipment	42,141	42,919	44,827
Accrued interest receivable	7,040	7,598	9,742
Other real estate	31,460	23,578	10,907
Goodwill	0	0	16,772
Other intangible assets	5,333	5,439	5,758
Other assets	55,801	57,036	45,950
Total assets	1,623,101	1,662,968	1,639,397

Non-interest bearing deposits	217,683	228,579	191,386
Interest bearing deposits	1,156,315	1,159,684	1,121,774
Total deposits	1,373,998	1,388,263	1,313,160

Federal funds and repurchase agreements	14,225	8,642	8,064
Other borrowings	91,240	122,510	140,524
Junior subordinated debt	30,928	30,928	30,928
Accrued interest payable	2,489	2,933	2,999
Other liabilities	5,385	5,062	5,031
Total liabilities	1,518,265	1,558,338	1,500,706

Preferred stock, 30,000 shares issued and outstanding	28,900	28,838	28,657
Common stock, 9,069,346, 9,069,346 and 9,063,346
shares issued & outstanding	45,347	45,347	45,317
Additional paid-in capital	31,928	31,926	31,842
Nonvested restricted stock awards	780	734	788
Retained earnings	(2,270)	(2,595)	31,548
Accumulated other comprehensive income	151	379	538
Total First M&F Corp equity	104,836	104,629	138,690
Noncontrolling interests in subsidiaries	-	1	1
Total equity	104,836	104,630	138,691
Total liabilities & equity	1,623,101	1,662,968	1,639,397

First M&F Corporation and Subsidiary
Condensed Consolidated Statements of Income (Unaudited)
(In thousands, except share data)

	Three Months Ended March 31
	2010	2009
Interest and fees on loans	15,388	17,273
Interest on loans held for sale	78	79
Taxable investments	2,045	2,316
Tax exempt investments	430	562
Federal funds sold	26	25
Interest bearing bank balances	45	6
Total interest income	18,012	20,261

Interest on deposits	5,190	6,385
Interest on fed funds and repurchase agreements	19	33
Interest on other borrowings	1,066	1,503
Interest on subordinated debt	496	496
Total interest expense	6,771	8,417

Net interest income	11,241	11,844
Provision for possible loan losses	2,280	19,840
Net interest income (expense) after loan loss	8,961	(7,996)

Service charges on deposits	2,480	2,522
Mortgage banking income	343	368
Agency commission income	898	971
Fiduciary and brokerage income	121	116
Other income	959	1,211
Other-than-temporary impairment on securities, net of
$69 and $0 charged to other comprehensive
income	(202)	-
Gains on AFS securities	1,004	-
Total noninterest income	5,603	5,188

Salaries and employee benefits	6,825	7,162
Net occupancy expense	969	1,108
Equipment expenses	651	755
Software and processing expenses	402	526
FDIC insurance assessments	846	476
Foreclosed property expenses	456	756
Goodwill impairment	-	15,800
Intangible asset amortization and impairment	107	1,369
Other expenses	3,153	3,091
Total noninterest expense	13,409	31,043

Net income (loss) before taxes	1,155	(33,851)
Income tax expense (benefit)	301	(6,594)
Net income (loss)	854	(27,257)
Net income (loss) attributable to noncontrolling interests	1	(16)
Net income (loss) attributable to First M&F Corp	853	(27,241)

Earnings Per Common Share Calculations:
Net income (loss) attributable to First M&F Corp	853	(27,241)
Dividends and accretion on preferred stock	437	154
Net income (loss) applicable to common stock	416	(27,395)
Earnings (loss) attributable to participating securities	3	(306)
Net income (loss) allocated to common shareholders	413	(27,089)

Weighted average shares (basic)	9,069,346	9,063,346
Weighted average shares (diluted)	9,069,346	9,063,346
Basic earnings (loss) per share	$0.05	$(2.99)
Diluted earnings (loss) per share	$0.05	$(2.99)

First M&F Corporation
Financial Highlights

	YTD Ended	YTD Ended	YTD Ended	YTD Ended
	March 31	December 31	March 31	December 31
	2010	2009	2009	2008
Performance Ratios:
Return on assets (annualized)	0.21%	-3.63%	-6.71%	0.03%
Return on equity (annualized) (a)	3.28%	-42.97%	-73.59%	0.37%
Return on common equity (annualized) (a)	2.20%	-53.73%	-81.82%	0.37%
Efficiency ratio	78.16%	89.87%	80.41%	72.77%
Net interest margin (annualized, tax-equivalent)	3.16%	3.29%	3.33%	3.67%
Net charge-offs to average loans (annualized)	1.99%	4.50%	1.13%	0.75%
Nonaccrual loans to total loans	4.01%	4.17%	4.51%	1.74%
90 day accruing loans to total loans	0.20%	0.23%	0.12%	0.48%

	QTD Ended	QTD Ended	QTD Ended	QTD Ended
	March 31	December 31	September 30	June 30
	2010	2009	2009	2009
Per Common Share (diluted):
Net income (loss)	0.05	(3.03)	(0.06)	(0.61)
Cash dividends paid	0.01	0.01	0.01	0.01
Book value	8.37	8.36	11.57	11.46
Closing stock price	3.15	2.21	3.75	4.07

Loan Portfolio Composition: (in thousands)
Commercial, financial and agricultural	123,476	120,415	124,836	135,325
Non-residential real estate	626,025	643,804	677,777	672,359
Residential real estate	195,862	195,361	197,760	205,068
Home equity loans	43,043	44,560	44,250	44,827
Consumer loans	44,788	44,586	44,318	40,728
Other loans	9,235	9,614	10,167	9,434
Total loans	1,042,429	1,058,340	1,099,108	1,107,741

Deposit Composition: (in thousands)
Noninterest-bearing deposits	217,683	228,579	196,999	181,163
NOW deposits	331,066	309,545	294,303	286,265
MMDA deposits	141,203	161,570	155,858	163,112
Savings deposits	113,367	112,764	112,370	113,061
Core certificates of deposit under $100,000	289,525	290,602	283,531	281,698
Core certificates of deposit $100,000 and over	262,335	266,131	297,347	268,861
Brokered certificates of deposit under $100,000	6,033	7,284	7,028	9,776
Brokered certificates of deposit $100,000 and over	12,786	11,788	9,381	5,611
Total deposits	1,373,998	1,388,263	1,356,817	1,309,547

Nonperforming Assets: (in thousands)
Nonaccrual loans	42,148	44,549	69,019	74,420
Other real estate	31,460	23,578	28,114	22,575
Investment securities	795	825	610	1,047
Total nonperforming assets	74,403	68,952	97,743	98,042
Accruing loans past due 90 days or more	2,092	2,479	6,351	5,608
Restructured loans (accruing)	6,759	4,620	3,664	3,664
Total nonaccrual loan to loans	4.01%	4.17%	6.24%	6.69%
Total nonperforming credit assets to loans and ORE	6.80%	6.24%	8.57%	8.54%
Total nonperforming assets to assets ratio	4.58%	4.15%	5.83%	6.03%

Allowance For Loan Loss Activity: (in thousands)
Beginning balance	24,014	32,695	31,323	41,506
Provision for loan loss	2,280	15,761	4,805	9,195
Charge-offs	(5,928)	(24,556)	(3,597)	(19,579)
Recoveries	749	114	164	201
Ending balance	21,115	24,014	32,695	31,323

First M&F Corporation
Financial Highlights

	QTD Ended	QTD Ended	QTD Ended	QTD Ended
	March 31	December 31	September 30	June 30
	2010	2009	2009	2009
Condensed Income Statements: (in thousands)

Interest income	18,012	19,486	19,926	19,160
Interest expense	6,771	7,299	7,628	7,895
Net interest income	11,241	12,187	12,298	11,265
Provision for loan losses	2,280	15,761	4,805	9,195
Noninterest revenues	5,603	4,425	5,381	4,976
Noninterest expenses	13,409	34,876	14,140	15,815
Net income (loss) before taxes	1,155	(34,025)	(1,266)	(8,769)
Income tax expense (benefit)	301	(6,715)	(1,137)	(3,660)
Noncontrolling interest	1	1	7	2
Net income (loss)	853	(27,311)	(136)	(5,111)
Preferred dividends	437	436	435	439
Net income (loss) applicable to common stock	416	(27,747)	(571)	(5,550)
Earnings (loss) attributable to participating securities	3	(259)	9	(52)
Net income (loss) allocated to common shareholders	413	(27,488)	(580)	(5,498)

Tax-equivalent net interest income	11,554	12,537	12,670	11,654

Selected Average Balances: (in thousands)
Assets	1,638,761	1,676,504	1,646,710	1,611,513
Loans held for investment	1,056,177	1,093,694	1,100,109	1,131,370
Earning assets	1,481,335	1,518,371	1,478,169	1,478,819
Deposits	1,379,510	1,361,049	1,315,758	1,303,615
Equity	105,584	133,240	135,365	138,120
Common equity	76,715	104,471	106,694	109,510

Selected Ratios:
Return on average assets (annualized)	0.21%	-6.46%	-0.03%	-1.27%
Return on average equity (annualized) (a)	3.28%	-81.32%	-0.40%	-14.84%
Return on average common equity (annualized) (a)	2.20%	-105.37%	-2.13%	-20.33%
Average equity to average assets	6.44%	7.95%	8.22%	8.57%
Tangible equity to tangible assets (b)	6.15%	5.98%	6.74%	6.88%
Tangible common equity to tangible assets (b)	4.36%	4.24%	5.00%	5.09%
Net interest margin (annualized, tax-equivalent)	3.16%	3.28%	3.40%	3.16%
Efficiency ratio	78.16%	106.73%	78.34%	95.10%
Net charge-offs to average loans (annualized)	1.99%	8.87%	1.24%	6.87%
Nonaccrual loans to total loans	4.01%	4.17%	6.24%	6.69%
90 day accruing loans to total loans	0.20%	0.23%	0.57%	0.50%
Price to book (x)	0.38	0.26	0.32	0.36
Price to earnings (x)	15.75	N/A	N/A	N/A

First M&F Corporation
Financial Highlights

Historical Earnings Trends:		Earnings	Earnings
		Applicable to	Allocated to
		Common	Common
	Earnings	Stock	Shareholders	EPS
	(in thousands)	(in thousands)	(in thousands)	(diluted)
1Q 2010	853	416	413	0.05
4Q 2009	(27,311)	(27,747)	(27,488)	(3.03)
3Q 2009	(136)	(571)	(580)	(0.06)
2Q 2009	(5,111)	(5,550)	(5,498)	(0.61)
1Q 2009	(27,241)	(27,395)	(27,089)	(2.99)
4Q 2008	(4,357)	(4,357)	(4,300)	(0.47)
3Q 2008	2,210	2,210	2,183	0.24
2Q 2008	(466)	(466)	(458)	(0.05)
1Q 2008	3,139	3,139	3,097	0.34
4Q 2007	3,561	3,561	3,517	0.38
3Q 2007	3,808	3,808	3,760	0.42

Revenue Statistics:		Non-interest	Non-interest
	Revenues	Revenues to	Revenues to	Contribution
	Per FTE	Ttl. Revenues	Avg. Assets	Margin
	(thousands)	(percent)	(percent)	(percent) (c)
1Q 2010	34.4	32.66%	1.39%	60.22%
4Q 2009	32.8	26.09%	1.05%	60.22%
3Q 2009	34.4	29.81%	1.30%	60.64%
2Q 2009	31.2	29.92%	1.24%	56.11%
1Q 2009	32.3	29.81%	1.28%	58.85%
4Q 2008	32.8	26.90%	1.19%	62.36%
3Q 2008	34.4	29.16%	1.37%	61.78%
2Q 2008	33.4	28.13%	1.31%	61.00%
1Q 2008	33.7	29.03%	1.34%	59.68%
4Q 2007	34.3	27.31%	1.29%	61.21%
3Q 2007	35.0	27.83%	1.36%	62.58%

Expense Statistics:	Non-interest
	Expense to	Efficiency
	Avg. Assets	Ratio
	(percent)	(percent) (d)
1Q 2010	3.32%	78.16%
4Q 2009	8.25%	106.73%
3Q 2009	3.41%	78.34%
2Q 2009	3.94%	95.10%
1Q 2009	7.65%	80.41%
4Q 2008	3.52%	79.29%
3Q 2008	3.29%	69.93%
2Q 2008	3.34%	71.85%
1Q 2008	3.25%	70.33%
4Q 2007	3.19%	67.78%
3Q 2007	3.24%	66.08%

First M&F Corporation
Average Balance Sheets/Yields and Costs (tax-equivalent)

(In thousands with yields and costs annualized)	QTD March 2010		QTD March 2009
	Average		Average
	Balance	Yield/Cost	Balance	Yield/Cost
Interest bearing bank balances	81,226	0.22%	16,195	0.16%
Federal funds sold	49,848	0.21%	44,819	0.22%
Taxable investments (amortized cost)	236,038	3.51%	191,111	4.92%
Tax-exempt investments (amortized cost)	46,541	5.98%	59,875	6.07%
Loans held for sale	11,506	2.76%	8,987	3.56%
Loans held for investment	1,056,177	5.93%	1,165,086	6.03%
Total earning assets	1,481,336	5.02%	1,486,073	5.63%
Non-earning assets	157,425		159,482
Total average assets	1,638,761		1,645,555

NOW	330,094	1.07%	263,716	1.37%
MMDA	147,128	1.08%	172,747	1.70%
Savings	112,260	1.33%	114,655	1.65%
Certificates of Deposit	576,885	2.50%	573,579	3.04%
Short-term borrowings	13,733	0.56%	10,163	1.31%
Other borrowings	131,820	4.80%	176,133	4.60%
Total interest bearing liabilities	1,311,920	2.09%	1,310,993	2.60%
Non-interest bearing deposits	213,143		180,207
Non-interest bearing liabilities	8,114		4,227
Preferred equity	28,868		14,322
Common equity	76,716		135,806
Total average liabilities and equity	1,638,761		1,645,555
Net interest spread		2.92%		3.03%
Effect of non-interest bearing deposits		0.29%		0.31%
Effect of leverage		-0.05%		-0.01%
Net interest margin, tax-equivalent		3.16%		3.33%
Less tax equivalent adjustment:
Investments		0.07%		0.09%
Loans		0.01%		0.01%
Reported book net interest margin		3.08%		3.23%

First M&F Corporation
Notes to Financial Schedules

(a)	Return on equity is calculated as: (Net income attributable to First M&F Corp) divided by (Total equity)

Return on common equity is calculated as: (Net income attributable to First M&F Corp minus preferred dividends) divided by (Total First M&F Corp equity minus preferred stock)

(b)	Tangible equity to tangible assets is calculated as: (Total equity minus goodwill and other intangible assets) divided by (Total assets minus goodwill and other intangible assets)

Tangible common equity to tangible assets is calculated as: (Total First M&F Corp equity minus preferred stock minus goodwill and other intangible assets) divided by (Total assets minus goodwill and other intangible assets)

(c)
Contribution margin is calculated as: (Tax-equivalent net interest income plus noninterest revenues minus salaries and benefits) divided by (Tax-equivalent net interest income plus noninterest revenues)

(d)	Efficiency ratio is calculated as: (Noninterest expense) divided by (Tax-equivalent net interest income plus noninterest revenues)